ARTICLES OF MERGER

     Pursuant to the provisions of Chapter 302A.615 of the Minnesota Statutes, SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation ("Spiderboy") and CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Charys"), hereby adopt the following Articles of Merger:

     1. The Plan and Agreement of Merger (the "Plan of Merger") that has been approved by each of the parties to the merger (the "Merger"), in the manner prescribed by their constituent documents, the provisions of Chapter 302A.615 of the Minnesota Statutes, and the General Corporation Law of the State of Delaware is set forth in Attachment A, which is incorporated by reference into these
                    -------------
Articles of Merger as if fully set forth herein. A copy of the executed Plan of Merger is on file at the principal place of business of each entity and will be provided, upon request and without cost, to any stockholder of each of the parties to the Merger. The principal place of business of Spiderboy is 1117 Perimeter Center West, Suite N415 Atlanta, Georgia, 30327. The principal place of business of Charys, the "Surviving Corporation" herein, is 1117 Perimeter Center West, Suite N415 Atlanta, Georgia, 30327.

     2. The approval of the stockholders of Spiderboy and Charys is required with respect to the Plan of Merger and the Plan of Merger was submitted for approval separately to the stockholders of Spiderboy and Charys in the manner provided by the laws of the States of Minnesota and Delaware.

     3. The separate existence of Spiderboy shall cease. Charys (the "Surviving Corporation" herein) shall succeed, without other transfer, to all the rights and properties of Spiderboy and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving
Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger and shall succeed, continue, and remain unchanged by the Merger.

     4. The Articles of Incorporation of Charys existing on the Effective Date of the Merger shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     5. The Bylaws of Charys existing on the Effective Date of the Merger shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     6. For each of the parties to the Plan of Merger, the number of shares outstanding and the designation and number of outstanding shares of each class of stock that are entitled to vote as a class on the Plan of Merger are as follows:

                                                      ENTITLED TO VOTE AS A CLASS OR SERIES
                                                      -------------------------------------

                                 NUMBER             DESIGNATION OF CLASS
NAME OF ENTITY                 OUTSTANDING                OR SERIES                  NUMBER
-----------------------------  -----------  -------------------------------------  ----------
Spiderboy International, Inc.   48,627,775               Common                    48,627,775
Spiderboy International, Inc.    1,000,000               Preferred                  1,000,000
Charys Holding Company, Inc.             1               Common                             1
Charys Holding Company, Inc.             0               Preferred                          0

     7. For each party to the Plan of Merger, the number of shares that voted for and against the Plan of Merger, and the number of shares of each class or series that voted for and against the Plan of Merger, is as follows:

                              NUMBER OF SHARES OR          NUMBER OF SHARES OR
                             INTERESTS NOT ENTITLED        INTERESTS ENTITLED
                               TO VOTE AS A CLASS          TO VOTE AS A CLASS
                             ----------------------       -------------------
                               VOTED   VOTED   CLASS OR     VOTED      VOTED
NAME OF ENTITY                  FOR   AGAINST   SERIES       FOR      AGAINST
-----------------------------  -----  -------  ---------  ----------  -------
Spiderboy International, Inc.    -0-      -0-  Common     25,903,448      -0-
Spiderboy International, Inc.    -0-      -0-  Preferred   1,000,000      -0-
Charys Holding Company, Inc.     -0-      -0-  Common              1      -0-
Charys Holding Company, Inc.     -0-      -0-  Preferred           0        0

     8. Each share of the common stock, $0.001 par value per share, of Charys has voting rights equal to the same number of shares of the Common Stock of Spiderboy International, Inc. Each share of Preferred Stock of Spiderboy has voting rights equal to 250 shares of Common Stock of Spiderboy. The 275,903,448 shares of the Common Stock of Spiderboy which voted in favor of the Merger was more than enough to approve the Merger.

     9. The Surviving Corporation will be responsible for the payment of all fees and franchise taxes required by law to be paid by Spiderboy and Charys will be obligated to pay such fees and franchise taxes if not timely paid.

     10. The effective date of these Articles of Merger and the Merger described herein shall be June 25 2004.

     11. The surviving corporation agrees that it may be served with process in the State of Minnesota in any proceeding for enforcement of any obligation of any constituent corporation of Minnesota, as well as for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Minnesota as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 1117 Perimeter Center West, Suite N415 Atlanta, Georgia, 30327.

     12. The surviving corporation agrees that it will promptly pay to the dissenting shareholders of the Minnesota corporation the amount, if any, to which they are entitled under Section 302A.473 of the Minnesota Statutes.

     13. The manner of converting the outstanding shares of each of the Constituent Corporations shall be as follows: the current shareholders of Spiderboy International, Inc. will be entitled to receive one share of the common stock of Charys Holding Company, Inc. for every 10 shares of the common stock of Spiderboy International, Inc. held by the common shareholders of Spiderboy International, Inc. (in effect, a one for 10 reverse split). In addition, the currently issued one share of common stock of Charys Holding Company, Inc. will be cancelled. As a result, following the merger, the current common shareholders of Spiderboy International, Inc. will hold all of the issued and outstanding shares of the common stock of Charys Holding Company, Inc.

     Moreover, the holders of shares of the Series A Preferred Stock of Spiderboy shall be entitled to receive one share of the Series A Preferred Stock of Charys Holding Company, Inc. for every share of the Series A Preferred Stock of Spiderboy International, Inc. held by the preferred shareholders of Spiderboy International, Inc.

As a result, following the merger, the current preferred shareholders of Spiderboy International, Inc., with the same 250 to one voting rights as possessed by the holder of Spiderboy International, Inc. Series A Preferred Stock, will hold all of the issued and outstanding shares of the preferred stock of Charys Holding Company, Inc.

     14. The Certificate of Incorporation of Charys Holding Company, Inc. shall not be amended in any respect by reason of this Agreement of Merger.

     Dated:  June 25, 2004.
                                             CHARYS HOLDING COMPANY, INC.


                                             By
                                               ---------------------------------
                                                Billy V. Ray, Jr., President


                                             SPIDERBOY INTERNATIONAL, INC.


                                             By
                                               ---------------------------------
                                                Billy V. Ray, Jr., President



Attachments:
-----------
Attachment A - Plan and Agreement of Merger

                                   ATTACHMENT A
                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                          SPIDERBOY INTERNATIONAL, INC.
                                       AND
                         CHARYS  HOLDING  COMPANY,  INC

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
             SPIDERBOY INTERNATIONAL, INC. (A MINNESOTA CORPORATION)
                                       AND
              CHARYS HOLDING COMPANY, INC. (A DELAWARE CORPORATION)


     SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation ("Spiderboy") and CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Charys"), hereby agree as follows:

     1.     Plan  Adopted.  A  plan  of  merger  merging Spiderboy with and into
            -------------
Charys (this "Plan of Merger"), pursuant to the provisions of Chapter 302A.601 of the Minnesota Statutes (the "Minnesota Statutes"), Section 252 of the Delaware General Corporation Law (the "DGCL"), and Section 368(a)(1)(F) of the
Internal  Revenue  Code  of  1986,  as  amended,  is  adopted  as  follows:

               (a) Spiderboy shall be merged with and into Charys, to exist and be governed by the laws of the State of Delaware.

               (b) Charys shall be the surviving corporation (the "Surviving Corporation").

               (c) When this Plan of Merger shall become effective, the separate existence of Spiderboy shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Spiderboy and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

               (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Delaware, if any.

               (e) The Surviving Corporation will carry on business with the assets of Spiderboy, as well as the assets of Charys.

               (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 302A.471 of the Minnesota Statutes or Section 262 of the DGCL.

               (g) The shareholders of Spiderboy will surrender all of their shares in the manner hereinafter set forth.

               (h) In exchange for the shares of Spiderboy surrendered by its shareholders, the Surviving Corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock.

               (i)     The  presently issued shares of Charys will be cancelled.

               (j) A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of any constituent corporation.

               (k) The authorized capital stock of Spiderboy is 50,000,000 shares of common stock, without par value per share, of which 48,627,775 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which 1,000,000 shares are issued and outstanding.

               (l) The authorized capital stock of Charys is 300,000,000 shares of common stock, par value $0.001 per share, of which one share is issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding.

     2.     Effective  Date.  The  effective  date of the Merger (the "Effective
            ---------------
Date") shall be the date of the filing of Articles of Merger and Certificate of Merger for Spiderboy and Charys in the States of Minnesota and Delaware, respectively.

     3.     Submission  to Shareholders.  This Plan of Merger shall be submitted
            ---------------------------
for approval separately to the shareholders of Spiderboy and Charys in the manner provided by the laws of the States of Minnesota and Delaware.

     4.     Manner  of  Exchange.  On  the  Effective  Date, the shareholders of
            --------------------
Spiderboy shall surrender their stock certificates to Charys in exchange for shares of the Surviving Corporation to which they are entitled.

     5.     Basis  of  Exchange.  The  holders of shares of the common stock, no
            -------------------
par value per share, of Spiderboy shall be entitled to receive one share of the common stock, $0.001 par value per share, of Charys for every 10 shares of the common stock of Spiderboy held by the common shareholders of Spiderboy. In addition, the currently issued one share of the common stock of Charys will be cancelled. As a result, following the merger, the current common shareholders of Spiderboy will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share. Moreover, the holders of shares of the preferred stock, par value $0.01 per share, of Spiderboy shall be entitled to receive one share of the preferred stock, $0.001 par value per share, of Charys for every share of the preferred stock of Spiderboy held by the preferred shareholders of Spiderboy. As a result, following the merger, the current preferred shareholders of Spiderboy will hold all of the issued and outstanding shares of the preferred stock of the Surviving Corporation, par value $0.001 per share.

     6.     Directors  and  Officers.
            ------------------------

               (a) The present Board of Directors of Charys shall serve as the Board of Directors of the Surviving Corporation until such time as their successors have been elected and qualified.

               (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

               (c) All persons who, on the Effective Date, are executive or administrative officers of Charys shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     7.     Certificate  of  Incorporation.  The Certificate of Incorporation of
            ------------------------------
Charys, existing on the Effective Date, a copy of which is attached hereto as Exhibit A and incorporated herein for all purposes, shall continue in full force
---------
as the Certificate of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     8.     Bylaws.  The Bylaws of Charys existing on the Effective Date, a copy
            ------
of  which  are  attached  hereto  as  Exhibit  B and incorporated herein for all
                                      ----------
purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.     Copies  of  the Plan of Merger.  A copy of this Plan of Merger is on
            ------------------------------
file at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, the principal offices of Spiderboy, and 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, the principal offices of Charys. A copy of this Plan of Merger will be furnished to any shareholder of Spiderboy or Charys, on written request and without cost.

     10.     Contractual  Consents  Needed.  The  parties to this Plan of Merger
             -----------------------------
shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     11.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Spiderboy, addressed to Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, telecopier (678) 443-2320, and e-mail bray@charys.com; and if to Charys, addressed to Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, telecopier (678) 443-2320, and e-mail bray@charys.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12.     Legal  Construction.  In  case  any  one  or more of the provisions
             -------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13.     Benefit.  All the terms and provisions of this Plan of Merger shall
             -------
be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     14.     Law Governing.  This Plan of Merger shall be construed and governed
             -------------
by the laws of the State of Delaware, and all obligations hereunder shall be deemed performable in Atlanta, Georgia.

     15.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     16.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Construction.  Whenever  used  herein,  the  singular  number shall
             ------------
include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     19.     Multiple  Counterparts.  This Plan of Merger may be executed in one
             ----------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on May 26, 2004.

                                          SPIDERBOY INTERNATIONAL, INC.



                                          By /s/ Billy V. Ray, Jr.
                                            ------------------------------------
                                            Billy V. Ray, Jr., President

                                          CHARYS HOLDING COMPANY, INC.



                                          By /s/ Billy V. Ray, Jr.
                                            ------------------------------------
                                            Billy V. Ray, Jr., President

Attachments:
-----------

Exhibit A - Certificate of Incorporation of Charys Holding Company, Inc. Exhibit B - Bylaws of Charys Holding Company, Inc.

                                    EXHIBIT A
                         CERTIFICATE OF INCORPORATION OF
                          CHARYS HOLDING COMPANY, INC.
                             A DELAWARE CORPORATION

                                    Delaware    PAGE  1
                                 --------------
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "CHARYS HOLDING COMPANY, INC. ", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF APRIL, A.D. 2004, AT 6:16 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.



                   [GRAPHIC OMITED]
                                       /s/ Harriet Smith Windsor
                                       -------------------------
                                       Harriet Smith Windsor, Secretary of State
3791748     8100                        AUTHENTICATION:   3059244

040281474                                         DATE:   04-16-04

                          CERTIFICATE OF INCORPORATION
                                       OF
                          CHARYS HOLDING COMPANY, INC.

     Pursuant to the Delaware General Corporation Law (the "DGCL"), the undersigned, being of the age of 18 years or more and acting as the incorporator of CHARYS HOLDING COMPANY, INC. (the "Company"), under the laws of the State of Delaware, hereby adopts this Certificate of Incorporation:

                                    ARTICLE I
                                      Name

     The name of the Company is Charys Holding Company, Inc.

                                   ARTICLE II
                          Registered Office and Agent

     The address of its registered office in the State of Delaware is 615 South Dupont Highway, Dover, Kent County, Delaware, 19901. The name of its registered agent at such address is Capitol Services, Inc.

                                  ARTICLE III
                                    Business

     The purpose of the Company shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.

                                   ARTICLE IV
                                  Capital Stock

     1  Authorized  Stock. The total number of shares of stock which the Company
        -----------------
shall have authority to issue is 350,000,000, consisting of 300,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.  Preferred Stock. The Preferred Stock may be issued from time to time in
         ---------------
one or more series. The Company's board of directors (the "Board of Directors") is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the DGCL (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)  The  dates  at  which  dividends,  if  any,  shall  be  payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.


                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 06:57 PM 04/16/2004
                                                      FILED 06:16 PM 04/16/2004
                                                    SRV 040281474 - 3791748 FILE

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3. Common Stock. The Common Stock shall be subject to the express terras of
        ------------
the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.  Voting  Rights.  Except  as  may  be  provided  in  this Certificate of
         --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors every stockholder emitted to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.  Denial  of  Preemptive  Rights.  No stockholder of the Company shall by
         ------------------------------
reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                    ARTICLE V
                                  Incorporator

The name and mailing address of the incorporator is as follows:

                  Name                              Address
           Norman T. Reynolds           815 Walker Street, Suite 1250
                                             Houston, Texas 77002

                                   ARTICLE VI
                              ELECTION OF DIRECTORS

     1.  Number.  The  number  of  directors  constituting  the initial Board of
         ------
Directors of the Company is three. The names and addresses of the persons who are to serve as the initial directors until the first annual meeting of the stockholders, or until their successors have been elected and qualified are:

               Name                                    Address
               ----                                    -------
         Billy V. Ray, Jr.                       6345 Glen Oaks Lane,
                                                Atlanta Georgia 30328

        Richard Mangiarelli               2820 La Mirada Drive, Suite H, Vista,
                                                  California 92083

           John Jordan                    2820 La Mirada Drive, Suite H, Vista,
                                                  California 92083

     The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2. Classes of Directors. The Board of Directors shall be divided into three
        --------------------
classes, Class A, Class B and Class C. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term expiring at the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class A shall serve for an initial term expiring at the annual meeting following the end of the Company's 2004 fiscal year, the directors first elected to Class B shall serve for an initial term expiring at the second annual meeting next following the end of the Company's 2004 fiscal year, and the directors first elected to Class C shall serve for an initial term expiring at the third annual meeting next following the end of the Company's 2004 fiscal year. Notwithstanding anything herein contained to the contrary, the persons named in subparagraph 1 of this Article VI shall be Class C directors. Moreover, except as otherwise provided in this Certificate of Incorporation or any Preferred Stock Designation, directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, shall hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal. Whenever the holders of any class or classes of stock or any series thereof shall be entitled to elect one or more directors pursuant to any Preferred Stock Designation, and except as otherwise provided herein or therein, vacancies and newly created directorships of such class or classes or series thereof may be filled by a majority of the directors elected by such class or classes or series thereof then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.

     3.  Vacancies.  Except  as  otherwise  provided  for  herein, newly created
         ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any Incumbent director.

     4.  Removal  of  Directors.  Except  as otherwise provided in any Preferred
         ----------------------
Stock Designation, any director may be removed from office only by the affirmative vole of the holders of two-thirds (2/3) or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                   ARTICLE VII
                        POWERS OF THE BOARD OF DIRECTORS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

          (a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Company.

          (b) To set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          (c) The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee, and one or more additional committees, to exercise, subject to applicable provisions of law, such powers of the Board of Directors in the management of the business and affairs of the Company as set forth in said resolution, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required to be submitted to the stockholders for approval or, (ii) adopting, amending or repealing any Bylaw of the Company. The Executive Committee and each such other committee shall consist of two or more directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, (he member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d) When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in pan of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Company.

                                  ARTICLE VIII
                             RECEIVERS AND TRUSTEES

     Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Company or of any creditor or stockholder thereof, on the application of any receiver or receivers appointed for the Company under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Company under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Company, as the case may be, and also on the Company.

                                   ARTICLE IX
                                     BYLAWS

     Bylaws of the Company may be adopted, amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed. Such Bylaws may contain any provision for the regulation and management of the affairs of the Company and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of Incorporation.

                                    ARTICLE X
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI
                                    EXISTENCE

     The Company is to have perpetual existence.

                                  ARTICLE XII
                            Limitation of Liability

     A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his fiduciary duty as a director; provided, however, that this Article XII shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit.

     If the DGCL is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XIII
               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The Company shall be governed by Section 203 of the DGCL. Provided, however, notwithstanding anything herein contained to the contrary, the provisions of Section 203 of the DGCL shall not be applicable to Billy V. Ray, Jr.

                                  ARTICLE XIV
                                INDEMNIFICATION

     The Company shall indemnify each director and officer of the Company who may be indemnified, to (he fullest extent permitted by Section 145 of the DGCL ("Section 145"), as it may be amended from time to time, in each and every situation where the Company is obligated to make such indemnification pursuant to Section 145. In addition, the Company shall indemnify each of the Company's directors and officers in each and every situation where, under Section 145, the Company is not obligated, but is permitted or empowered, to make such indemnification. The Company may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by such section. The Company shall promptly make or cause to be made any determination which Section 145 requires.

                                   ARTICLE XV
                      Transactions with Interested Parties

     No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16* day of April, 2004.


                                              /s/ Norman T Reynolds
                                              ---------------------
                                              NORMAN T. REYNOLDS
                                              INCORPORATOR

                                    Delaware    PAGE  1
                                 --------------
                                 The First State


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CHARYS HOLDING COMPANY, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF MAY, A. D. 2004, AT 5:13 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.



                   [GRAPHIC OMITED]
                                       /s/ Harriet Smith Windsor
                                       -------------------------
                                       Harriet Smith Windsor, Secretary of State
3791748     8100                        AUTHENTICATION:   3059244

040378211                                         DATE:   05-24-04

     State of Delaware
    Secretary of State
  Division of Corporations
Delivered 05:31 EM 05/21/2004
  FILED 05:13 PM 05/21/2004
SRV 040378211  - 3791748 FILE

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          CHARYS HOLDING COMPANY, INC.
            a corporation organized and existing under and by virtue
                                     of the
                General Corporation Law of the Stale of Delaware

DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Charys Holding Company, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Paragraph I of the Article thereof numbered "IV" so that, as amended, said Paragraph 1 of Article IV shall be and read as follows:

          1.  Authorized  Stock.  The total number of shares of stock which
              -----------------
     the Company shall have authority to issue is 305,000,000, consisting of 300,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said Charys Holding Company, Inc., has caused this certificate to be signed by Billy V. Ray. Jr., an Authorized Officer, this 21st day of May, 2004.

                                              /s/ Billy V. Ray, Jr.
                                              Authorized Officer

                                              Title:  President

                                              Name: Billy V. Ray, Jr.

                                    EXHIBIT B
                                    BYLAWS OF
                          CHARYS HOLDING COMPANY, INC.,
                             A DELAWARE CORPORATION

                                     BYLAWS
                                       OF
                          CHARYS HOLDING COMPANY, INC.

                                    ARTICLE I
                               OFFICES AND RECORDS

     1.1  Delaware Office. The registered office of Charys Holding Company, Inc.
          ---------------
(the "Company") in the State of Delaware shall be located in the City of Dover, and the name and address of its registered agent is Capitol Services, Inc., 615 South Dupont Highway, Dover, Delaware 19901.

     1.2  Other  Offices. The Company may have such other offices, either within
          --------------
or without the State of Delaware, as the Company's board of directors (the "Board of Directors") may from time to time designate or as the business of the Company may from time to time require, including, without limitation, the Company's principal business office in Atlanta, Georgia.

     1.3  Books  and  Records.  The books and records of the Company may be kept
          -------------------
outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

     2.1 Annual Meeting. The annual meeting of stockholders of the Company shall
         --------------
be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

     2.2  Special Meeting. Subject to the rights of the holders of any series of
          ---------------
the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Delaware (a "Preferred Stock Designation"), special meetings of the stockholders may be called by the Board of Directors or by one or more stockholders holding at least one-tenth of the shares entitled to vote at any such meeting.

     2.3  Place  of  Meeting.  The Board of Directors may designate the place of
          ------------------
meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal business office of the Company in Atlanta, Georgia.

     2.4  Notice  of  Meeting. Written or printed notice, stating the place, day
          -------------------
and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company not less than 10 days nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder's address as it appears on the stock transfer books of the Company. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Paragraph 7.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

     2.5  Quorum  and Adjournment. Except as otherwise provided by law or by the
          -----------------------
Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.6  Proxies.  At  all  meetings of stockholders, a stockholder may vote by
          -------
proxy executed in writing by the stockholder or as may be permitted by law, or by such stockholder's duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Company or such stockholder's representative at or before the time of the meeting.

     2.7  Notice  of  Stockholder  Business  and  Nominations.
          ---------------------------------------------------

          A.     Annual  Meetings  of  Stockholders.
                 ----------------------------------

               (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Company's notice of meeting delivered pursuant to Paragraph 2.4 of these Bylaws, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Company who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph 2.7(A) and these Bylaws and who was a stockholder of record at the time such notice is delivered to the Secretary of the Company.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph 2.7(A)(1) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal office of the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary date of the previous year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of Paragraph 2.7(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

          B.     Special  Meetings  of  Stockholders.  Only  such business shall
                 -----------------------------------
be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting pursuant to Paragraph 2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in these Bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Company. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice as required by Paragraph 2.7(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

          C.     General.
                 -------

               (1) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.

               (2) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

               (3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     2.8  Procedure  for  Election  of  Directors.  Election of directors at all
          ------------------------------------
meetings of the stockholders at which directors are to be elected may be by written ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast at such meetings. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

     2.9  Inspectors  of  Elections;  Opening  and  Closing  the  Polls.
          -------------------------------------------------------------

          A. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law (the "DGCL").

          B. The secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     2.10  Stockholder  Action by Written Consent.  Any action  required  to  be
           --------------------------------------
taken at any annual or special meeting of stockholders, or any action which may be taken at any such meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                   ARTICLE III
                               BOARD OF DIRECTORS

     3.1  General.  The  powers  of  the  Company shall be exercised by or under
          -------
the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. The Board of Directors shall be divided into three classes as provided in the Company's Certificate of Incorporation. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

     3.2 Number, Tenure and Qualifications. Subject to the rights of the holders
         ---------------------------------
of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed by, and may be increased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Each director shall hold office for the full term for which such director is elected and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in accordance with the Certificate of Incorporation or these Bylaws. Directors need not be residents of the State of Delaware or stockholders of the Company.

     3.3  Place  of  Meeting; Order of Business. Except as otherwise provided by
          -------------------------------------
law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4  Regular  Meetings.  A regular meeting of the Board of Directors may be
          -----------------
held without other notice than these Bylaws immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place, and charges thereof, for the holding of additional regular meetings without other notice than such resolution.

     3.5  Special  Meetings. Special meetings of the Board of Directors shall be
          -----------------
called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

     3.6  Notice  of  Special  Meetings.  Notice of any special meeting shall be
          -----------------------------
given to each director at such director's business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least 24 hours before such meeting. If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

     3.7  Quorum. A majority of the Board of Directors shall constitute a quorum
          ------
for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     3.8  Vacancies.  Subject  to  the  rights  of  the holders of any series of
          ---------
Preferred Stock to elect additional directors under specific circumstances, and except as provided in the Certificate of Incorporation, vacancies resulting from death, resignation or removal, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director's successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

     3.9.  Committees  of  the  Board  of  Directors.
           -----------------------------------------

          A. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Certificate of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the DGCL. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

          B. The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.10, 3.11 and 7.4 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

          C. Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

          D. Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

          E.     Executive  Committee.  The  Board  of  Directors  may create an
                 --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Delaware law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (a) declare dividends on any class of capital stock of the Company, (b) authorize the issuance of capital stock of the Company, (c) adopt plans of merger, and (d) in reference to amending the Certificate of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

          F.     Audit  Committee.  The  Board  of Directors may create an Audit
                 ----------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

          G.     Nominating  Committee.  The  Board  of  Directors  may create a
                 ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (a) the appropriate size and composition of the Board of Directors; and (b) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

          H.     Compensation  Committee.  The  Board  of Directors may create a
                 -----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (a) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (b) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (c) approve any increases in directors' fees, and (d) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

     3.10  Action  Without  a  Meeting.  Unless  otherwise  restricted  by  the
           ---------------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, or such committee, as the case may be, and filed with the Secretary.

     3.11  Board  and Committee Telephone Meetings. Subject  to  the  provisions
           ---------------------------------------
required or permitted by the DGCL for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.12  Removal.  Subject  to  the  rights of the holders of  any  series  of
           -------
Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

     4.1  Designation.  The  officers of the Company shall consist of a Chairman
          -----------
of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive,
Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person. The Chairman of the Board may also serve as the Chief Executive Officer. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

     4.2  Election and Term of Office. The elected officers of the Company shall
          ---------------------------
be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Paragraph 4.9 of these Bylaws, each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified or until such officer's death or until such officer shall resign.

     4.3  Chairman  of the Board. The Chairman of the Board shall preside at all
          ----------------------
meetings of the stockholders and of the Board of Directors. The Chairman shall make reports to the Board of Directors and the stockholders and shall perform all such other duties as are properly required of him by the Board of Directors.

     4.4  Chief  Executive  Officer.  The  Chief  Executive  Officer  shall  be
          -------------------------
responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer's office which may be required by law and all such other duties as are properly required of him by the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     4.5 President. The President (if one shall have been chosen by the Board of
         ---------
Directors) shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board of Directors, certificates, contracts, and other instruments of the Company as authorized by the Board of Directors.

     4.6 Vice Presidents. Each Vice President shall have such powers and perform
         ---------------
such duties as from time to time may be assigned to him by the Board of Directors or be delegated to him by the President. The Board of Directors may assign to any Vice President general supervision and charge over any territorial or functional division of the business and affairs of the Company.

     4.4.  Chief  Financial  Officer.  The  Chief Financial Officer shall be the
           -------------------------
chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7  Secretary.  The  Secretary shall give, or cause to  be  given,  notice
          ---------
of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of the Secretary's absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Company in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

     4.8  Treasurer. The Treasurer shall have the custody of the Company's funds
          ---------
and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.  Controller.  The  Controller, if there is one, shall maintain records
           ----------
of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.  Assistant  Secretaries. Except as may be otherwise provided in these
            ----------------------
Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.  Assistant  Treasurers.  Assistant Treasurers, if there be any, shall
            ---------------------
perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.  Assistant  Controllers. Except as may be otherwise provided in these
            ----------------------
Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.  Other  Officers.  Such  other officers as the Board of Directors may
            ---------------
choose shall perform such duties and have such powers subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14. Vacancies. Whenever any vacancies shall occur in any office by death,
           ---------
resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.5 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.  Removal.  Any  officer or agent of the Company may be removed by the
            -------
Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such officer's successor or such officer's death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

     4.16.  Action  with Respect to Securities  of  Other  Corporations.  Unless
            -----------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                        STOCK CERTIFICATES AND TRANSFERS

     5.1  Stock  Certificates  and  Transfers.
          -----------------------------------

          A. The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, unless it shall be determined by, or pursuant to, a resolution adopted by the Board of Directors that the shares representing such interest be uncertificated. The shares of the stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person's attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

          B. The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1  Mandatory  Indemnification.  Each person who was or is  made  a  party
          --------------------------
or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (A) in the case of conduct in his official capacity on behalf of the Company that his conduct was in the Company's best interests, (B) in all other cases, that his conduct was not opposed to the best interests of the Company, and (C) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is a criminal action, had no reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     6.2  Determination  of  Indemnification.  Any  indemnification  under  the
          ----------------------------------
foregoing Paragraph 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (A) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (B) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (C) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in clause (A) or (B) of this Paragraph 6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (D) by the stockholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

     6.3  Advance  of  Expenses.  Reasonable expenses, including court costs and
          ---------------------
attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Paragraph 6.2, upon receipt by the Company of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Company if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

     6.4  Permissive  Indemnification. The Board of Directors of the Company may
          ---------------------------
authorize the Company to indemnify employees or agents of the Company, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to directors and officers of the Company.

     6.5  Nature  of  Indemnification.  The  indemnification  and advancement of
          ---------------------------
expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such person.

     6.6  Insurance.  The Company shall have the power and authority to purchase
          ---------
and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Company. Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (A) create a trust fund; (B) establish any form of self-insurance; (C) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (D) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

     6.7  Notice.  Any  indemnification  or  advance of expenses to a present or
          ------
former director of the Company in accordance with this Article 6 shall be reported in writing to the stockholders of the Company with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

     6.8  Change of Control. Following any "change of control" of the Company of
          -----------------
the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant which independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

     6.9  Amendment.  Any  amendment  or  repeal  of  this  Article VI shall not
          ---------
adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1  Fiscal Year.  The fiscal year of the Company shall  be  determined  by
          -----------
resolution  of  the  Board  of  Directors.

     7.2  Dividends.  The  Board of Directors may from time to time declare, and
          ---------
the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

     7.3  Seal.  The  corporate  seal may  bear in the center the emblem of some
          ----
object, and shall have inscribed thereunder the words "Corporate Seal" and around the margin thereof the words "Charys Holding Company, Inc."

     7.4  Waiver  of  Notice. Whenever any notice is required to be given to any
          ------------------
stockholder or director of the Company under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or of the Board of Directors need be specified in any waiver of notice of such meeting.

     7.5 Audits. The accounts, books and records of the Company shall be audited
         ------
upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

     7.6  Resignations.  Any  director  or  any  officer,  whether  elected  or
          ------------
appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

                                  ARTICLE VIII
                                   AMENDMENTS

     8.1  Amendments.  These  Bylaws  may  be amended, added  to,  rescinded  or
          ----------
repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.

     Adopted April 28, 2004.

                                              /s/ Billy V. Ray, Jr.
                                              ----------------------------------
                                              Billy V. Ray, Jr., Secretary